UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 1, 2008

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    370 Woodcliff Drive, Suite 300, Fairport, NY  14450
  (Address of Principal Executive Offices)                  (Zip Code)

Registrant’s telephone number, including area code	(585) 218-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Compensatory Arrangements of Certain Officers.

At a meeting held on April 1, 2008, the Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of Constellation Brands, Inc. (the “Company”) took the following actions with regard to certain compensatory arrangements for certain of the Company’s senior management personnel, including its Executive Officers.

 Approval of Fiscal 2009 Base Salaries

The Committee set annual base salaries, for the fiscal year ending February 28, 2009 (“FY 2009”), for the Company's Executive Officers.  The following table sets forth the annual base salary levels for Fiscal 2009 of those Executive Officers identified below:

Name and Position	FY 2009 Base Salary
Richard Sands, Chairman of the Board	$1,114,048
Robert Sands, President and Chief Executive Officer	$1,081,500
Alexander L. Berk, Chief Executive Officer, Constellation Beers and Spirits	$651,460
Thomas J. Mullin, Executive Vice President and General Counsel	$476,451
Robert Ryder, Executive Vice President and Chief Financial Officer	$530,400

FY 2008 Incentive Awards

The Committee determined the amount to be paid as annual incentive awards under the Company’s Annual Management Incentive Plan (the “AMIP”) in accordance with its 2008 Fiscal Year Award Program for Executive Officers (the “2008 Program”).  With respect to the Company’s Executive Officers, the amounts of awards were calculated in accordance with the terms of the 2008 Program based on a percentage of base salary, depending upon the participant’s management position, and achieved Company performance or achieved Company and division performance during the plan year.  Mr. Ryder became an employee of the Company during the 2008 Fiscal Year and his employment arrangement provided that for purposes of his annual incentive award, “Base Salary” would be his salary on an annualized basis.  With respect to the other Executive Officers, “base salary” is base salary earned during the fiscal year.  Two individuals who became Executive Officers during the 2008 Fiscal Year also received incentive awards under the AMIP, and these incentive awards were determined in a manner consistent with the awards determined under the 2008 Program based on a percentage of base salary, depending upon the participant’s management position, and a combination of achieved Company performance and division performance for the plan year.

Performance targets for each of the Executive Officers were based upon:

(1)	"Earnings Before Interest and Taxes" performance by the Company or applicable division was measured for the period from March 1, 2007 through February 29, 2008.

(2)
“Free Cash Flow,” which equals Net Cash Provided by (Used in) Operating Activities minus Purchases of Property, Plant and Equipment.  “Free Cash Flow” was measured based on the Company’s or the applicable division’s performance for the period from March 1, 2007 through February 29, 2008.

The following table sets forth the cash payments to those Executive Officers identified below with respect to their annual incentive awards under the AMIP for the fiscal year ended February 29, 2008:

Name	Award
Richard Sands	$923,025
Robert Sands	$835,663
Alexander L. Berk	$211,629
Thomas J. Mullin	$230,274
Robert Ryder	$254,184

FY 2008 Cash Bonus Awards

The Committee awarded discretionary cash bonuses to the Company's current Executive Officers in recognition of certain achievements and events that were not otherwise reflected in the AMIP awards.  Each current Executive Officer was awarded a bonus amount equal to 36% of salary, other than Richard Sands and Robert Sands who each were awarded a bonus amount equal to 62% of salary, Alexander Berk who was awarded a bonus amount equal to 57% of salary and two other Executive Officers who were respectively awarded a bonus amount equal to 9% of salary.  The following table sets forth the cash bonus awards of those Executive Officers identified below:

Name	Award
Richard Sands	$669,798
Robert Sands	$606,403
Alexander L. Berk	$360,516
Thomas J. Mullin	$166,330
Robert Ryder	$183,600

Stock Option Awards

The Committee granted options to purchase shares of the Company's Class 1 Common Stock under the Amended and Restated Long-Term Stock Incentive Plan (the “Stock Plan”) to certain of the Company's management personnel, including its Executive Officers.  The following table sets forth information regarding grants to those Executive Officers identified below:

Name	Number of Stock Options (1)	Exercise Price Per Share (2)
Richard Sands	437,000	$ 19.12
Robert Sands	424,300	$ 19.12
Alexander L. Berk	178,900	$ 19.12
Thomas J. Mullin	130,900	$ 19.12
Robert Ryder	145,700	$ 19.12

(1)  Each of the options granted has a 10-year term, subject to earlier termination upon the occurrence of certain events related to termination of employment.  One-fourth of the options become exercisable on each of the following anniversary dates: April 1, 2009, April 1, 2010, April 1, 2011 and April 1, 2012 provided that the option holder remains employed on that date.  Under the terms of the Stock Plan, options become fully exercisable immediately in the event of a change in control.

(2)  The exercise price is equal to the closing price of the Class A Common Stock on the New York Stock Exchange on April 1, 2008.

Restricted Stock Awards

The Committee awarded shares of the Company's Class A Common Stock under the Stock Plan to certain of the Company's management personnel, including its Executive Officers, subject to the applicable provisions in the Restricted Stock Award Agreement, the form of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  On April 1, 2008, which was the date of the restricted stock award, the closing price of the Company’s Class A Common Stock was $19.12 per share.  The following table sets forth information regarding awards to those Executive Officers identified below:

Name	Number of Shares (1)
Richard Sands	58,300
Robert Sands	56,600
Alexander L. Berk	20,500
Thomas J. Mullin	15,000
Robert Ryder	16,700

(1)  Each of the awards is subject to earlier termination upon the occurrence of certain events related to termination of employment.  One-fourth of the awarded shares vest on each of the following dates: May 1, 2009, May 1, 2010, May 1, 2011 and May 1, 2012 provided that the recipient of the award remains employed on that date.  The awards can vest at an earlier date upon the death or Disability (as that term is defined in the Stock Plan) of the recipient of the award. Under the terms of the Stock Plan, awards become fully vested in the event of a change in control.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Form of Employee Restricted Stock Award Agreement with respect to the Company’s Amended and Restated Long-Term Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2008	CONSTELLATION BRANDS, INC.

By: /s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	Form of Employee Restricted Stock Award Agreement with respect to the Company’s Amended and Restated Long-Term Stock Incentive Plan.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.